UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

MORNINGSTAR, INC.
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)
	22 West Washington Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)
(312) 696-6000 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report) __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 7.01.    Regulation FD Disclosure

In accordance with Morningstar, Inc.’s (the “Company”) policy regarding public disclosure of corporate information, investor questions received by the Company through August 5, 2026, and Company responses (the “Investor Q&A”) are attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and incorporated herein by reference. The Investor Q&A shall be deemed furnished, not filed, for purposes of this Report.

Information or documents on the Company's website referred to in the Investor Q&A are not incorporated by reference into this Report.

Caution Concerning Forward-Looking Statements

This Report, including the document incorporated by reference herein, contains forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “aim,” “committed,” “consider,” “estimate,” “focus,” “future,” “goal,” “ is designed to,” “maintain,” “may,” “might,” “objective,” “ongoing,” “could,” “expect,” “intend,” “plan,” “possible,” “potential,” “seek,” “anticipate,” “believe,” “predict,” “prospects,” “continue,” “strategy,” “strive,” “will,” “would,” “determine,” “evaluate,” or the negative thereof, and similar expressions. These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. For us, these risks and uncertainties include, among others:

• failing to achieve the anticipated benefits of the Center for Research in Security Prices, LLC (CRSP) acquisition;
• failing to maintain and protect our brand, independence, and reputation;
• failure to prevent and/or mitigate cybersecurity events and the failure to protect confidential information, including personal information about individuals;
• changing economic and market conditions, including prolonged volatility, recessions, or downturns affecting the financial, data and software sectors and global financial markets, fluctuating interest rates, and the impacts of global trade policies, may negatively impact our financial results, including those of our asset-based businesses;
• compliance failures, regulatory action, or changes in or expansion of laws applicable to our regulated businesses;
• failing to innovate or streamline our product and service offerings or meet or anticipate our clients’ changing needs;
• the impact of artificial intelligence technologies and related costs on our business and reputation, as well as legal and reputational risks as they are incorporated into our products and tools;
• failing to detect errors in our products or methodology or our products performing improperly due to defects, malfunctions, or similar problems;
• failing to recruit, develop, and retain qualified employees;
• failing to scale our operations and increase productivity in order to implement our business plans and strategies, including failing to manage costs related thereto;
• liability for any losses that result from errors in our automated advisory tools or errors in the use of the information and data we collect;
• inadequacy of our operational risk management, business continuity programs to address materially disruptive event;

• our strategic transactions, acquisitions, divestitures, and investments in companies or technologies failing to yield expected business or financial benefits, negatively impacting our operating results and our ability to deliver long-term value to shareholders;
• triggering events for impairment of goodwill or assets;
• failing to maintain growth across our businesses due to changes in geopolitics and the regulatory landscape;
• failing to recognize deferred revenue;
• liability relating to the information and data we collect, store, use, create, and distribute or the reports that we publish or are produced by our software products;
• the potential adverse effect of our indebtedness (and rising interest rates) on our cash flow and financial and operational flexibility;
• liability, regulatory scrutiny, costs and reputational risks relating to environmental, social, and governance considerations;
• our dependence on third-party service providers in our operations;
• inadequacy of our insurance coverage;
• challenges in accounting for tax complexities in the global jurisdictions we operate in could materially affect our tax obligations and tax rates;
• the potential and impact of vendor consolidation and clients' strategic decisions to replace our products and services with in-house products and services;
• our ability to build and maintain short-term and long-term shareholder value and pay dividends to our shareholders;
• our ability to repurchase shares of our common stock;
• our ability to maintain existing business and renewal rates and to gain new business;
• the impact on recently issued accounting pronouncements on our consolidated financial statements and related disclosures;
• volatility in our stock price due to market conditions, future sales of our common stock and fluctuations in our operating results; and
• failing to protect our intellectual property rights or claims of intellectual property infringement against us.

A more complete description of these risks and uncertainties can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2025 (our Annual Report), and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026. If any of these risks and uncertainties materialize, our actual future results and other future events may vary significantly from what we expect. We do not undertake to update our forward-looking statements as a result of new information, future events, or otherwise, except as may be required by law. You are advised to review any further disclosures we make on related subjects, and about new or additional risks, uncertainties, and assumptions in our filings with the SEC on Forms 10-K, 10-Q, and 8-K.

Item 9.01. Financial Statements and Exhibits.
    (d)    Exhibits:

Exhibit No.	Description
99.1	Investor Q&A.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).
_____________________________________________________________________________________

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.
Date:August 25, 2026	By:/s/ Michael Holt
Name: Michael Holt
Title: Chief Financial Officer
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